UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/20

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Equity Income Fund

BNY Mellon International Bond Fund

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Global Equity Income Fund

SEMIANNUAL REPORT April 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Equity Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Global Equity Income Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
May 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by portfolio manager Jon Bell of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, the BNY Mellon Global Equity Income Fund’s Class A shares produced a total return of -12.29%, Class C shares returned -12.59%, Class I shares returned -12.19%, and Class Y shares returned -12.17%.1 In comparison, the fund’s benchmark, the FTSE World Index (the “Index”), produced a total return of -7.71% for the same period.2

Global markets encountered volatility during the reporting period, due in part to the COVID-19 outbreak and resulting economic uncertainty. The fund underperformed the Index, partly due to positioning within the consumer discretionary and information technology sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund seeks to focus on dividend-paying stocks of companies located in the developed capital markets, such as the United States, Canada, Japan, Australia, Hong Kong and Western Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets. The fund’s portfolio managers typically will purchase stocks that, at the time of purchase, have a yield-premium to the yield of the Index.

The portfolio manager will combine a top-down approach, emphasizing current economic trends and current investment themes on a global basis, with a bottom-up stock selection, based on fundamental research. Within markets and sectors determined to be relatively attractive, the portfolio managers seek what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector.

A Tale of Two Markets

The reporting period was one of sharply contrasting market conditions, although the dominant theme was that of the COVID-19 pandemic. Risk assets advanced sharply throughout the fourth quarter of 2019, culminating in a record new high for equity markets in February. This was initially driven by optimism around improving leading indicators, signs of a U.S./China trade truce with the signing of a “Phase One” trade deal and a continuing accommodative stance from central banks. Government bond yields moved higher, ceding some of the gains generated earlier in 2019.

However, change occurred in the middle of January, when increasingly worrying developments around the spread of COVID-19 began to surface, causing turbulence in risk assets. The fears gathered pace, and equity markets experienced double-digit falls in February. The negative momentum further accelerated the following month, given further impetus by an oil price shock, evaporating liquidity and soaring volatility. Following the market’s bottom toward the end of March and helped by unprecedented levels of central bank and government intervention, risk assets rebounded sharply in April, and the focus shifted to the shape of a potential recovery.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Retail, Technology and U.S.-based Stocks Constrained Results

At a sector level, positioning within consumer discretionary and information technology were the biggest detractors. At a country level, positioning within the U.S. was the largest detractor, owing largely to the aforementioned sectors. Few foresaw the COVID-19 crisis and the severe restrictions that would be imposed as a result. The crisis hit the fund’s retail-facing companies particularly hard. Cosmetics manufacturer Coty, motorcycle manufacturer Harley-Davidson, retail group Tapestry and fashion chain Hennes & Mauritz saw their shares fall significantly and were among the period’s biggest detractors. Trade-fair company Informa was also hard hit, as global travel disruption meant many conferences were cancelled or postponed. In addition, strong online businesses such as Amazon proved resilient at a time when footfall-dependent businesses have suffered but the fund cannot hold the stock as it does not meet its strict yield criteria. In the technology sector, the continued outperformance of Microsoft and Apple was a headwind. However, similar to Amazon, the low yields of these businesses mean they cannot be held by the fund.

Conversely, the fund benefited most from positioning within financials, owing largely to the underweight in banks. Further positives came from an underweight in the oil and gas sector and industrials. Industrials aerospace and defense, the only sub-sector where the fund was relatively overweight during the reporting period, contributed positively. At a country level, France was a contributor, owing largely to the holding in pharmaceutical company Sanofi. In addition, some of the hardest hit countries in the market decline were ‘commodity countries’ such as Brazil and Australia, where the fund has no exposure, aiding relative performance as asset prices and currencies fell. From an individual stock perspective, pharmaceutical companies Gilead Sciences and Roche Holding were two of the strongest contributors. Gilead Sciences’ share price climbed on hopes that its drug Remdesivir could be an effective treatment for COVID-19, while Roche Holding’s share price rose after the U.S. Food and Drug Administration granted emergency authorization for its COVID-19 test. British American Tobacco performed well after the FDA removed nicotine regulation from its area of focus near the end of last year. In addition, the defensive nature of the stock helped it perform relatively well through the March sell-off.

Maintaining a Cautious Investment Posture

We are cautious on the outlook for financial markets and the global economy. Governments and central banks have promised to inject and spend amounts of money never seen before outside of a war environment, in a dramatic extension of trends identified by our ‘financialization’ theme. Despite this support, market sentiment remains febrile, and we feel it is highly unlikely equity markets will experience a V-shaped recovery. We are focused on investing in companies that we believe can survive the current downturn and return to growth once business conditions normalize. We think strong companies will emerge even stronger, while the crisis will cause some weaker firms to disappear. We are not complacent when we assert our belief that the fund is invested in strong companies, which we think can survive and thrive over the long term.

One noticeable feature of the current crisis is that many companies are adopting a much broader interpretation of their responsibility to stakeholders versus previous crises. This sense of a broader responsibility has manifested itself in some of the decisions taken in relation to dividend payments. Rather than dismiss staff, some companies have sent their workforce home on full pay and have cancelled or deferred dividend payouts. In short, companies are increasingly prioritizing the needs of their workforce over their shareholders. Our view is that companies that treat their employees well will be better placed to get their businesses back on a growth track, once conditions eventually return to normal. We believe the fund is relatively well placed with regard to dividend postponements/cancellations. It is underweight in financials, industrials and

4

commodities, and overweight in consumer staples, health care, utilities, telecommunications and technology.

May 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The FTSE World Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Equity Income Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.51	$8.95	$4.30	$3.97
Ending value (after expenses)	$877.10	$874.10	$878.10	$878.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.92	$9.62	$4.62	$4.27
Ending value (after expenses)	$1,019.00	$1,015.32	$1,020.29	$1,020.64

†  Expenses are equal to the fund’s annualized expense ratio of 1.18% for Class A, 1.92% for Class C, .92% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 95.5%
France - 4.8%
Sanofi	111,769		10,934,771
Television Francaise 1	197,551		969,187
Total	117,502		4,236,811
			16,140,769
Germany - 3.1%
Bayer	159,221		10,536,905
Hong Kong - 1.5%
Link REIT	563,000		4,993,536
India - 2.7%
Infosys, ADR	988,823	[a]	9,126,836
Japan - 2.2%
KDDI	259,000		7,463,193
Netherlands - 1.2%
Royal Dutch Shell, Cl. A	233,216		3,961,765
New Zealand - .4%
Spark New Zealand	510,575		1,377,511
Norway - 1.2%
Orkla	435,967		3,950,945
South Korea - 1.6%
Macquarie Korea Infrastructure Fund	554,224		5,219,140
Spain - 2.1%
Industria de Diseno Textil	275,362	[a]	7,024,549
Sweden - 4.1%
Hennes & Mauritz, Cl. B	449,902		6,262,081
Svenska Handelsbanken, Cl. A	812,109		7,501,913
			13,763,994
Switzerland - 12.9%
Cie Financiere Richemont	127,352	[a]	7,243,502
Nestle	69,338		7,324,594
Novartis	115,408		9,845,003
Roche Holding	29,186		10,151,724
Zurich Insurance Group	27,214		8,675,214
			43,240,037
United Kingdom - 12.8%
BAE Systems	1,285,010	[a]	8,237,633
British American Tobacco	250,440		9,725,755
British American Tobacco, ADR	87,747	[b]	3,347,548
Ferguson	39,323		2,844,111
Informa	1,572,943		8,675,575
Unilever	197,131		10,192,065
			43,022,687

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 95.5% (continued)
United States - 44.9%
Brixmor Property Group		167,975	[c]	1,923,314
Cisco Systems		440,058		18,649,658
CMS Energy		115,468		6,592,068
Coty, Cl. A		531,717	[b]	2,897,858
Emerson Electric		87,334		4,980,658
Eversource Energy		89,066		7,187,626
Gilead Sciences		63,003		5,292,252
Harley-Davidson		198,694	[b]	4,337,490
Maxim Integrated Products		215,070		11,824,549
Merck & Co.		121,130		9,610,454
Omnicom Group		125,366	[b]	7,149,623
Paychex		85,456		5,855,445
PepsiCo		99,800		13,202,542
Philip Morris International		57,604		4,297,258
Principal Financial Group		119,535		4,352,269
Qualcomm		240,655		18,932,329
Tapestry		222,772		3,314,847
The Procter & Gamble Company		71,759		8,458,233
The Western Union Company		417,189		7,955,794
Verizon Communications		73,949		4,248,370
				151,062,637
Total Common Stocks (cost $291,209,492)				320,884,504
	Preferred Dividend Yield (%)
Preferred Stocks - 3.1%
South Korea - 3.1%
Samsung Electronics (cost $9,603,561)	3.49	298,567		10,398,103

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,087,973)	0.33	2,087,973	[d]	2,087,973
Total Investments (cost $302,901,026)		99.2%		333,370,580
Cash and Receivables (Net)		.8%		2,763,944
Net Assets		100.0%		336,134,524

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

aNon-income producing security.

bSecurity, or portion thereof, on loan. At April 30, 2020, the value of the fund’s securities on loan was $17,555,148 and the value of the collateral was $19,146,562, consisting of U.S. Government & Agency securities.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	16.8
Food, Beverage & Tobacco	12.4
Semiconductors & Semiconductor Equipment	9.2
Technology Hardware & Equipment	8.6
Software & Services	6.8
Household & Personal Products	6.4
Media & Entertainment	5.0
Capital Goods	4.8
Utilities	4.1
Retailing	4.0
Telecommunication Services	3.9
Insurance	3.9
Consumer Durables & Apparel	3.1
Energy	2.4
Banks	2.2
Real Estate	2.1
Diversified Financials	1.6
Automobiles & Components	1.3
Investment Companies	.6
99.2

† Based on net assets.
See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19($)	Purchases($)	Sales($)	Value 4/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	8,377,345	44,854,741	(51,144,113)	2,087,973.6		70,554
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	19,751,288	(19,751,288)	-	-	-
Total	8,377,345	64,606,029	(70,895,401)	2,087,973.6		70,554

See notes to financial statements.

10

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Barclays Capital
British Pound	256,381	United States Dollar	319,875	5/1/2020	3,037
Gross Unrealized Appreciation					3,037

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,555,148)—Note 1(c):
Unaffiliated issuers	300,813,053	331,282,607
Affiliated issuers	2,087,973	2,087,973
Cash denominated in foreign currency	125,937	127,022
Receivable for investment securities sold		5,039,704
Tax reclaim receivable		1,452,333
Dividends and securities lending income receivable		928,890
Receivable for shares of Beneficial Interest subscribed		161,489
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,037
Prepaid expenses		51,819
		341,134,874
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		274,030
Payable for investment securities purchased		3,505,442
Payable for shares of Beneficial Interest redeemed		1,131,391
Trustees’ fees and expenses payable		5,690
Interest payable—Note 2		3,170
Other accrued expenses		80,627
		5,000,350
Net Assets ($)		336,134,524
Composition of Net Assets ($):
Paid-in capital		317,642,049
Total distributable earnings (loss)		18,492,475
Net Assets ($)		336,134,524

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	44,307,488	38,822,563	218,218,623	34,785,850
Shares Outstanding	3,682,181	3,116,789	19,110,213	3,049,070
Net Asset Value Per Share ($)	12.03	12.46	11.42	11.41

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $566,847 foreign taxes withheld at source):
Unaffiliated issuers	6,970,106
Affiliated issuers	70,554
Income from securities lending—Note 1(c)	14,832
Total Income	7,055,492
Expenses:
Management fee—Note 3(a)	1,610,595
Shareholder servicing costs—Note 3(c)	268,651
Distribution fees—Note 3(b)	174,027
Professional fees	50,124
Registration fees	42,937
Trustees’ fees and expenses—Note 3(d)	39,620
Custodian fees—Note 3(c)	28,106
Prospectus and shareholders’ reports	18,755
Chief Compliance Officer fees—Note 3(c)	6,707
Loan commitment fees—Note 2	5,087
Interest expense—Note 2	3,170
Miscellaneous	18,839
Total Expenses	2,266,618
Investment Income—Net	4,788,874
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(7,732,039)
Net realized gain (loss) on forward foreign currency exchange contracts	53,420
Net Realized Gain (Loss)	(7,678,619)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(56,255,592)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	3,037
Net Change in Unrealized Appreciation (Depreciation)	(56,252,555)
Net Realized and Unrealized Gain (Loss) on Investments	(63,931,174)
Net (Decrease) in Net Assets Resulting from Operations	(59,142,300)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	4,788,874	11,206,527
Net realized gain (loss) on investments	(7,678,619)	3,991,925
Net change in unrealized appreciation (depreciation) on investments	(56,252,555)	40,901,395
Net Increase (Decrease) in Net Assets Resulting from Operations	(59,142,300)	56,099,847
Distributions ($):
Distributions to shareholders:
Class A	(1,063,257)	(4,299,767)
Class C	(720,322)	(3,650,449)
Class I	(6,672,714)	(24,224,672)
Class Y	(872,222)	(4,006,486)
Total Distributions	(9,328,515)	(36,181,374)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	4,564,486	24,183,695
Class C	2,197,233	8,280,596
Class I	42,107,901	127,875,082
Class Y	38,890	1,004,214
Distributions reinvested:
Class A	817,903	3,728,378
Class C	523,585	2,849,169
Class I	5,178,062	19,399,115
Class Y	872,222	4,006,486
Cost of shares redeemed:
Class A	(9,432,075)	(24,774,239)
Class C	(6,625,701)	(12,837,805)
Class I	(90,409,727)	(113,364,628)
Class Y	(21,439)	(10,459,223)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(50,188,660)	29,890,840
Total Increase (Decrease) in Net Assets	(118,659,475)	49,809,313
Net Assets ($):
Beginning of Period	454,793,999	404,984,686
End of Period	336,134,524	454,793,999

14

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	333,112	1,853,562
Shares issued for distributions reinvested	60,321	300,159
Shares redeemed	(725,100)	(1,887,094)
Net Increase (Decrease) in Shares Outstanding	(331,667)	266,627
Class Ca
Shares sold	154,278	630,678
Shares issued for distributions reinvested	36,661	222,809
Shares redeemed	(517,769)	(949,979)
Net Increase (Decrease) in Shares Outstanding	(326,830)	(96,492)
Class Ib
Shares sold	3,335,020	10,358,929
Shares issued for distributions reinvested	405,227	1,635,834
Shares redeemed	(7,882,349)	(9,176,481)
Net Increase (Decrease) in Shares Outstanding	(4,142,102)	2,818,282
Class Y
Shares sold	2,933	82,433
Shares issued for distributions reinvested	68,503	338,868
Shares redeemed	(1,827)	(815,705)
Net Increase (Decrease) in Shares Outstanding	69,609	(394,404)

[a] During the period ended April 30, 2020, 106 Class C shares representing $1,489 were automatically converted to 109 Class A shares and during the period ended October 31, 2019, 1,024 Class C shares representing $14,235 were automatically converted to 1,056 Class A shares.

[b] During the period ended October 31, 2019, 2,172 Class A shares representing $29,470 were exchanged for 2,283 Class I shares.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2020	Year Ended October 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.99	13.45	13.65	12.57	12.62	12.56
Investment Operations:
Investment income—net[a]	.14	.33	.31	.24	.27	.30
Net realized and unrealized gain (loss) on investments	(1.83)	1.36	.13	1.49	.48	.21
Total from Investment Operations	(1.69)	1.69	.44	1.73	.75	.51
Distributions:
Dividends from investment income—net	(.14)	(.33)	(.32)	(.27)	(.27)	(.33)
Dividends from net realized gain on investments	(.13)	(.82)	(.32)	(.38)	(.53)	(.12)
Total Distributions	(.27)	(1.15)	(.64)	(.65)	(.80)	(.45)
Net asset value, end of period	12.03	13.99	13.45	13.65	12.57	12.62
Total Return (%)[b]	(12.29)[c]	13.85	3.14	14.30	6.31	4.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18[d]	1.17	1.18	1.28	1.27	1.28
Ratio of net investment income to average net assets	2.11[d]	2.54	2.26	1.93	2.16	2.42
Portfolio Turnover Rate	5.96[c]	27.51	21.82	26.35	27.90	30.89
Net Assets, end of period ($ x 1,000)	44,307	56,173	50,382	54,546	108,189	78,449

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
See notes to financial statements.

16

Six Months Ended
	April 30, 2020	Year Ended October 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.47	13.86	13.98	12.79	12.84	12.76
Investment Operations:
Investment income—net[a]	.09	.24	.22	.18	.18	.21
Net realized and unrealized gain (loss) on investments	(1.88)	1.41	.12	1.50	.48	.22
Total from Investment Operations	(1.79)	1.65	.34	1.68	.66	.43
Distributions:
Dividends from investment income—net	(.09)	(.22)	(.14)	(.11)	(.18)	(.23)
Dividends from net realized gain on investments	(.13)	(.82)	(.32)	(.38)	(.53)	(.12)
Total Distributions	(.22)	(1.04)	(.46)	(.49)	(.71)	(.35)
Net asset value, end of period	12.46	14.47	13.86	13.98	12.79	12.84
Total Return (%)[b]	(12.59)[c]	13.00	2.41	13.56	5.49	3.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.92[d]	1.91	1.91	2.01	2.02	2.03
Ratio of net investment income to average net assets	1.36[d]	1.79	1.53	1.36	1.42	1.64
Portfolio Turnover Rate	5.96[c]	27.51	21.82	26.35	27.90	30.89
Net Assets, end of period ($ x 1,000)	38,823	49,830	49,068	56,969	57,459	46,177

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2020		Year Ended October 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.30	12.83	13.10	12.11	12.19	12.15
Investment Operations:
Investment income—net[a]	.15	.35	.33	.31	.28	.32
Net realized and unrealized gain (loss) on investments	(1.74)	1.30	.12	1.39	.47	.20
Total from Investment Operations	(1.59)	1.65	.45	1.70	.75	.52
Distributions:
Dividends from investment income—net	(.16)	(.36)	(.40)	(.33)	(.30)	(.36)
Dividends from net realized gain on investments	(.13)	(.82)	(.32)	(.38)	(.53)	(.12)
Total Distributions	(.29)	(1.18)	(.72)	(.71)	(.83)	(.48)
Net asset value, end of period	11.42	13.30	12.83	13.10	12.11	12.19
Total Return (%)	(12.19)[b]	14.20	3.43	14.65	6.65	4.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.91	.90	.99	1.01	1.03
Ratio of net investment income to average net assets	2.36[c]	2.78	2.55	2.42	2.32	2.65
Portfolio Turnover Rate	5.96[b]	27.51	21.82	26.35	27.90	30.89
Net Assets, end of period ($ x 1,000)	218,219	309,206	262,268	296,215	222,595	102,827

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

Six Months Ended
	April 30, 2020	Year Ended October 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.29	12.82	13.09	12.11	12.19	12.14
Investment Operations:
Investment income—net[a]	.16	.37	.34	.31	.30	.33
Net realized and unrealized gain (loss) on investments	(1.74)	1.29	.12	1.39	.46	.21
Total from Investment Operations	(1.58)	1.66	.46	1.70	.76	.54
Distributions:
Dividends from investment income—net	(.17)	(.37)	(.41)	(.34)	(.31)	(.37)
Dividends from net realized gain on investments	(.13)	(.82)	(.32)	(.38)	(.53)	(.12)
Total Distributions	(.30)	(1.19)	(.73)	(.72)	(.84)	(.49)
Net asset value, end of period	11.41	13.29	12.82	13.09	12.11	12.19
Total Return (%)	(12.17)[b]	14.29	3.53	14.68	6.72	4.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[c]	.84	.83	.92	.94	.95
Ratio of net investment income to average net assets	2.47[c]	2.93	2.61	2.45	2.52	2.71
Portfolio Turnover Rate	5.96[b]	27.51	21.82	26.35	27.90	30.89
Net Assets, end of period ($ x 1,000)	34,786	39,585	43,267	40,786	33,342	26,519

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Equity Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective December 31, 2019, Newton Investment Management (North America) Limited (“NIMNA”) reorganized into Newton Investment Management Limited (“NIM” or the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser. Consequently, the sub-investment advisory agreement between the Adviser and NIMNA was terminated and NIM now serves as the fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and NIM. There was no change to the fund’s investment objective, polices or strategies as a result of the reorganization of NIMNA into Sub-Adviser.

The Trust’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of

20

customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and

22

futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	163,537,021	157,347,483††	-	320,884,504
Equity Securities - Preferred Stocks	-	10,398,103††	-	10,398,103
Investment Companies	2,087,973	-	-	2,087,973
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	3,037		3,037

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

24

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2020, The Bank of New York Mellon earned $3,145 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country,

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $15,043,941

26

and long-term capital gains $21,137,433. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2020 was approximately $362,637 with a related weighted average annualized interest rate of 1.76%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust had agreed to pay the Adviser a management fee computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended April 30, 2020, the Distributor retained $24,367 from commissions earned on sales of the fund’s Class A shares and $10,379 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

period ended April 30, 2020, Class C shares were charged $174,027 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $65,376 and $58,009, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $5,128 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are

28

determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2020, the fund was charged $28,106 pursuant to the custody agreement.

During the period ended April 30, 2020, the fund was charged $6,707 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $211,637, Distribution Plan fees of $23,510, Shareholder Services Plan fees of $16,731, custodian fees of $16,000, Chief Compliance Officer fees of $4,438 and transfer agency fees of $1,714.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2020, amounted to $24,621,763 and $72,364,705, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at April 30, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2020:

Average Market Value ($)
Forward contracts	103,283

At April 30, 2020, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $30,472,591, consisting of $62,908,795 gross unrealized appreciation and $32,436,204 gross unrealized depreciation.

At April 30, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

30

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 26-27, 2020, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional global equity income funds (the “Performance Group”) and with a broader

31

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

group of all retail and institutional global equity income funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional global equity income funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, ranking first in the Performance Group in all periods and in the first quartile of the Performance Universe in all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indexes. The Board also noted that the fund had a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was equal to the Expense Group median contractual management fee, and that the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee. This information also showed that the fund’s total expenses were slightly lower than the Expense Group median and lower than the Expense Universe median total expenses.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the fund and its shareholders.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and

32

explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

33

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

34

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

35

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

36

NOTES

37

For More Information

BNY Mellon Global Equity Income Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DEQAX Class C: DEQCX Class I: DQEIX Class Y: DEQYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6175SA0420

BNY Mellon International Bond Fund

SEMIANNUAL REPORT April 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon International Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon International Bond Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

May 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by David Leduc, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, the BNY Mellon International Bond Fund’s Class A shares produced a total return of -6.65%, Class C shares returned -7.00%, Class I shares returned -6.50%, and Class Y shares returned -6.43%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays Global Aggregate ex USD Index (Unhedged) (the “Index”), produced a total return of -0.97% for the same period.2

International bond markets experienced volatility during the period, largely due to the economic effects of and central bank activity relating to the COVID-19 pandemic. The fund trailed the Index, due in part to relatively overweight positioning in spread products versus sovereign debt, as well as security selections within emerging markets and the European periphery.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated, fixed-income securities of foreign governments and companies located in various countries, including emerging markets.

Generally, the fund seeks to maintain a portfolio with an average credit quality of investment grade. The fund’s portfolio managers focus on identifying undervalued government bond markets, currencies, sectors and securities and look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics, or innovative features. The portfolio managers select securities for the fund’s portfolio by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, focusing on sectors and individual securities that appear to be relatively undervalued, and actively trading among sectors.

Disease and Central Bank Activity Drives Markets

It was an eventful six months for fixed income markets. The period started out with an optimistic tone, with clarity around Brexit and a possible resolution to the U.S./China trade disagreement on the horizon. Investors were looking forward to a new calendar year filled with higher economic growth rates and continued expansion. Emerging-market economies had begun to stabilize after being disrupted by trade disputes. Risk asset spreads were tight through the middle of February 2020. However, the tone changed as COVID-19 wreaked havoc globally, causing a dramatic decline in economic activity and consequent increase in corporate and emerging-market bond spreads.

Liquidity tightened in March 2020. Spreads widened, affecting even some high-quality positions. The adverse impact was compounded by an oil price collapse as a result of disagreement between OPEC members Saudi Arabia and Russia. There was a partial recovery in riskier bonds in April 2020 as massive monetary and fiscal responses were unleashed by governments and central banks. Nonetheless, overall losses from high yield

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

and emerging markets were significant for the period. High-quality, developed-market sovereign debt outperformed the broader market, while investment-grade corporate debt generally lagged its like-duration sovereign debt counterparts.

Allocation Decisions Constrain Fund Performance

The fund’s performance compared to the Index was undermined during the reporting period by overweight allocations to spread products versus sovereign debt. Generally, high-quality sovereign debt outperformed like-duration risk assets during the period, particularly during the market pullback in late February and March 2020. The fund’s allocation to investment-grade corporate credit, emerging-market debt and inflation-linked notes created a drag on performance during the market volatility and contributed to the fund’s underperformance during the period. From a security selection standpoint, credits issued by European periphery countries such as Spain, Italy and Portugal also detracted from results. Selections from emerging-market issuers also provided a headwind, as did an overweight to emerging-market debt. Currency positioning also took away slightly from performance, primarily within emerging markets.

On a more positive note, the fund’s yield-curve positioning strategies were beneficial, particularly among credits issued by places in Europe. A position in New Zealand sovereign debt was also beneficial. The country was very aggressive in their easing and from a yield-curve perspective this was largely additive to performance. From an allocation perspective, positions in high-yield debt and mortgage-backed securities also provided a tailwind to performance.

Anticipating Challenges, yet Cautiously Optimistic

We expect future market activity may be driven by the success with which lockdown measures are removed and the rate at which economies are able to return to a new version of normal. We believe that things will begin to stabilize as people come out of their lockdowns. We are cautiously optimistic about corporate credit valuations, particularly if central banks purchase corporate debt to limit spread widening. The European Central Bank (the “ECB”) and U.S. Federal Reserve also plan to buy securitized products to support demand and prop up market prices, and we view this as positive. The ECB has also stated that it plans to support periphery economies, which we expect will cause compression in periphery spreads, supporting prices. In addition, countries with high debt-to-GDP ratios will have their securities purchased by the ECB as well.

Within the portfolio, we are maintaining a bias towards high-quality investment-grade products. We are overweight investment-grade corporate debt and high-quality securitized products. We have also reduced our allocation to emerging-market debt.

May 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 28, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg Barclays Global Aggregate ex USD Index (Unhedged) is a flagship measure of global investment-grade debt from 24 local currency markets, excluding U.S. dollar-denominated bonds. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed- and emerging-market issuers. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. These risks are generally greater with emerging-market countries than with more economically and politically established foreign countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets”

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Bond Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.90	$8.16	$3.27	$2.84
Ending value (after expenses)	$933.50	$930.00	$935.00	$935.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.12	$8.52	$3.42	$2.97
Ending value (after expenses)	$1,019.79	$1,016.41	$1,021.48	$1,021.93

†  Expenses are equal to the fund’s annualized expense ratio of 1.02% for Class A, 1.70% for Class C, .68% for Class I and .59% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2020 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.0%
Australia - .9%
Driver Australia Four Trust, Ser. 4, Cl. A, 1 Month BBSW +.95%	AUD	1.07	8/21/2025	104,376	[b]	67,936
Driver Australia Six Trust, Ser. 6, Cl. A, 1 Month BBSW +.90%	AUD	1.02	12/21/2027	1,975,827	[b]	1,280,951
Queensland Treasury, Govt. Gtd. Bonds	AUD	1.75	7/20/2034	3,900,000	[c]	2,497,425
					3,846,312
Canada - 1.1%
BMW Canada Auto Trust, Ser. 2019-1, Cl. A3	CAD	2.35	2/20/2024	1,600,000		1,156,271
Enbridge, Gtd. Notes		4.00	11/15/2049	1,500,000		1,422,408
Ford Auto Securitization Trust, Ser. 2019-AA, Cl. A2	CAD	2.35	6/15/2023	1,450,000	[c]	1,043,756
Silver Arrow Canada, Ser. 2018-1A, Cl. A3	CAD	3.17	8/15/2025	1,250,000	[c]	911,698
Teck Resources, Sr. Unscd. Notes		6.25	7/15/2041	535,000		504,870
					5,039,003
Cayman Islands - .8%
CK Hutchison Europe Finance 18, Gtd. Bonds	EUR	1.25	4/13/2025	660,000		732,332
DP World Crescent, Sr. Unscd. Notes		3.75	1/30/2030	325,000		286,826
Magnetite XVII CLO, Ser. 2016-17A, Cl. AR, 3 Month LIBOR +1.10%		2.24	7/20/2031	1,400,000	[b,c]	1,354,949
Taconic Park CLO, Ser. 2016-1A, Cl. A1R, 3 Month LIBOR +1.00%		2.14	1/20/2029	1,300,000	[b,c]	1,261,498
					3,635,605
Chile - .1%
Inversiones CMPC, Gtd. Notes		3.85	1/13/2030	550,000	[c]	533,143
China - 2.7%
China, Bonds, Ser. 1827	CNY	3.25	11/22/2028	32,300,000		4,832,130
China Development Bank, Unscd. Bonds, Ser. 1905	CNY	3.48	1/8/2029	49,000,000		7,220,449
					12,052,579
Croatia - .3%
Croatia, Sr. Unscd. Bonds	EUR	2.75	1/27/2030	1,050,000		1,224,644
Cyprus - .5%
Cyprus, Sr. Unscd. Notes	EUR	1.25	1/21/2040	725,000		672,878
Cyprus, Sr. Unscd. Notes	EUR	2.75	5/3/2049	1,520,000		1,794,753
					2,467,631
France - 4.1%
Credit Agricole, Sub. Notes		3.25	1/14/2030	1,280,000		1,300,074

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.0% (continued)
France - 4.1% (continued)
Credit Agricole Home Loan SFH, Covered Notes	EUR	1.25	3/24/2031	1,600,000		1,967,382
Engie, Jr. Sub. Bonds	EUR	1.38	1/16/2023	1,500,000		1,615,354
France, Unscd. Bonds	EUR	2.00	5/25/2048	7,035,000	[c]	10,597,434
Orange, Sr. Unscd. Notes	EUR	0.00	9/4/2026	2,800,000		3,006,641
					18,486,885
Germany - 1.1%
Allianz, Sub. Notes	EUR	5.63	10/17/2042	1,800,000		2,185,236
Bundesobligation, Bonds, Ser. 179	EUR	0.00	4/5/2024	2,300,000		2,598,574
					4,783,810
Greece - .6%
Hellenic Republic, Sr. Unscd. Notes	EUR	2.00	4/22/2027	2,500,000	[c]	2,743,280
Hungary - .3%
Hungary, Sr. Unscd. Notes		7.63	3/29/2041	825,000		1,333,114
Indonesia - .9%
Indonesia, Sr. Unscd. Notes	EUR	1.40	10/30/2031	1,065,000		1,021,195
Indonesia, Sr. Unscd. Notes	EUR	3.75	6/14/2028	860,000		1,015,081
Indonesia Asahan Aluminium, Sr. Unscd. Notes		5.23	11/15/2021	1,100,000	[c]	1,110,977
Perusahaan Listrik Negara, Sr. Unscd. Notes	EUR	1.88	11/5/2031	940,000		890,392
					4,037,645
Ireland - .7%
AerCap Global Aviation Trust, Gtd. Notes		2.88	8/14/2024	650,000		546,764
AerCap Global Aviation Trust, Gtd. Notes		4.45	10/1/2025	500,000		433,398
Ireland, Bonds	EUR	2.00	2/18/2045	1,610,000		2,326,469
					3,306,631
Italy - 3.6%
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	2.70	3/1/2047	11,850,000	[c]	13,515,683
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	3.00	8/1/2029	2,500,000		3,031,580
					16,547,263
Japan - 21.9%
Japan, Bonds, Ser. 21	JPY	0.10	3/10/2026	3,460,455,240	[d]	32,223,202
Japan (10 Year Issue), Bonds, Ser. 348	JPY	0.10	9/20/2027	5,011,300,000		47,599,553
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	1,714,200,000		16,425,613
OSCAR US Funding Trust VI, Ser. 2017-1A, Cl. A4		3.30	5/10/2024	1,080,000	[c]	1,094,975

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 95.0% (continued)
Japan - 21.9% (continued)
Takeda Pharmaceutical, Sr. Unscd. Bonds	EUR	3.00	11/21/2030	1,575,000	1,962,666
					99,306,009
Kazakhstan - .7%
Development Bank of Kazakhstan, Sr. Unscd. Notes		4.13	12/10/2022	475,000	467,742
Kazakhstan, Sr. Unscd. Notes	EUR	0.60	9/30/2026	2,775,000	2,772,830
					3,240,572
Luxembourg - 1.8%
CK Hutchison Group Telecom Finance, Gtd. Notes	EUR	1.13	10/17/2028	2,315,000	2,524,251
DH Europe Finance II, Gtd. Bonds	EUR	0.20	3/18/2026	2,325,000	2,489,664
DH Europe Finance II, Gtd. Notes		2.60	11/15/2029	1,275,000	1,339,509
Medtronic Global Holdings, Gtd. Notes	EUR	1.63	3/7/2031	475,000	573,725
Novartis Finance, Gtd. Bonds	EUR	1.38	8/14/2030	1,075,000	1,299,497
					8,226,646
Malaysia - 2.0%
Malaysia, Bonds, Ser. 219	MYR	3.89	8/15/2029	27,455,000	6,912,198
Petronas Capital, Gtd. Notes		4.55	4/21/2050	1,950,000	[c] 2,127,016
					9,039,214
Mexico - .4%
Infraestructura Energetica Nova, Sr. Unscd. Notes		4.88	1/14/2048	755,000	[e] 634,275
Petroleos Mexicanos, Gtd. Notes	EUR	5.13	3/15/2023	1,065,000	1,058,745
					1,693,020
Netherlands - 4.3%
ABN AMRO Bank, Sub. Notes	EUR	2.88	1/18/2028	1,100,000	1,221,407
Cooperatieve Rabobank, Sub. Bonds	EUR	2.50	5/26/2026	2,141,000	2,353,251
EDP Finance, Sr. Unscd. Notes	EUR	0.38	9/16/2026	2,300,000	2,446,754
Enel Finance International, Gtd. Notes	EUR	0.38	6/17/2027	2,315,000	2,475,457
Iberdrola International, Gtd. Notes	EUR	2.63	3/26/2024	1,400,000	1,577,948
ING Groep, Sub. Bonds	EUR	2.00	3/22/2030	900,000	1,006,483
ING Groep, Sub. Notes	EUR	3.00	4/11/2028	2,100,000	2,376,776
Mamoura Diversified Global Holding, Gtd. Notes		2.50	11/7/2024	755,000	758,303
VEON Holdings, Sr. Unscd. Notes		3.95	6/16/2021	1,400,000	1,420,986
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/2024	950,000	1,049,035
WPC Eurobond, Gtd. Notes	EUR	1.35	4/15/2028	2,485,000	2,464,697
WPC Eurobond, Gtd. Notes	EUR	2.13	4/15/2027	195,000	207,276
					19,358,373
Nigeria - .1%
Nigeria, Sr. Unscd. Notes		5.63	6/27/2022	700,000	616,035

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.0% (continued)
Norway - .5%
Aker BP, Sr. Unscd. Notes		3.00	1/15/2025	825,000	[c]	721,466
Aker BP, Sr. Unscd. Notes		3.75	1/15/2030	375,000	[c]	317,197
Equinor, Gtd. Notes		3.25	11/18/2049	1,375,000		1,442,060
					2,480,723
Philippines - .5%
Philippine, Sr. Unscd. Notes	EUR	0.00	2/3/2023	1,500,000		1,585,010
Philippine, Sr. Unscd. Notes	EUR	0.88	5/17/2027	750,000		776,950
					2,361,960
Portugal - 1.3%
Portugal, Sr. Unscd. Bonds	EUR	3.88	2/15/2030	4,125,000	[c]	5,831,794
Romania - .3%
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	1,305,000	[c]	1,353,217
Senegal - .1%
Senegal, Sr. Unscd. Bonds	EUR	4.75	3/13/2028	485,000		461,315
Singapore - 1.7%
Singapore, Bonds	SGD	2.63	5/1/2028	6,560,000		5,305,378
Temasek Financial I, Gtd. Notes	EUR	1.25	11/20/2049	2,150,000		2,594,623
					7,900,001
Spain - 5.2%
Banco Santander, Covered Notes	EUR	0.88	5/9/2031	1,500,000		1,760,194
Banco Santander, Sub. Notes	EUR	2.50	3/18/2025	2,300,000		2,622,828
Spain, Bonds	EUR	0.60	10/31/2029	5,075,000	[c]	5,523,115
Spain, Sr. Unscd. Bonds	EUR	1.25	10/31/2030	1,450,000	[c]	1,662,989
Spain, Sr. Unscd. Bonds	EUR	2.90	10/31/2046	6,725,000	[c]	9,747,773
Telefonica Emisiones, Gtd. Notes	EUR	1.53	1/17/2025	2,100,000		2,393,762
					23,710,661
Sri Lanka - .1%
Sri Lanka, Sr. Unscd. Notes		6.25	10/4/2020	325,000		290,875
Supranational - 1.0%
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.00	7/27/2027	1,635,000		1,526,812
Corp. Andina de Fomento, Sr. Unscd. Notes		3.25	2/11/2022	1,300,000		1,345,123
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	1,850,000		1,874,309
					4,746,244
Sweden - .9%
Sweden, Bonds, Ser. 1061	SEK	0.75	11/12/2029	38,125,000	[c]	4,232,881
Thailand - 1.9%
Thailand, Bonds	THB	2.88	12/17/2028	243,270,000		8,557,428
Ukraine - .6%
Ukraine, Sr. Unscd. Notes		0.00	5/31/2040	725,000		539,412
Ukraine, Sr. Unscd. Notes	EUR	4.38	1/27/2030	1,050,000	[c]	894,740

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.0% (continued)
Ukraine - .6% (continued)
Ukraine, Sr. Unscd. Notes		7.75	9/1/2020	1,425,000		1,389,743
					2,823,895
United Arab Emirates - .8%
Abu Dhabi, Sr. Unscd. Bonds		2.50	9/30/2029	1,425,000		1,452,545
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds		4.60	11/2/2047	1,225,000	[c]	1,315,423
DP World, Sr. Unscd. Notes		6.85	7/2/2037	960,000		1,051,800
					3,819,768
United Kingdom - 8.9%
Anglo American Capital, Gtd. Notes	EUR	1.63	3/11/2026	2,430,000		2,661,193
Anglo American Capital, Gtd. Notes	EUR	1.63	9/18/2025	325,000		361,428
Barclays, Jr. Sub. Bonds		7.88	3/15/2022	850,000		845,006
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	2,375,000		2,550,592
Lanark Master Issuer, Ser. 2020-1A, Cl. 2A, 3 Month SONIO +.57%	GBP	0.92	12/22/2069	1,025,000	[b,c]	1,270,503
Lloyds Banking Group, Sr. Unscd. Notes		3.75	1/11/2027	1,475,000		1,568,851
Penarth Master Issuer, Ser. 2019-1A, Cl. A2, 1 Month SONIO +.70%	GBP	0.81	7/18/2024	1,180,000	[b,c]	1,460,178
Royal Bank of Scotland Group, Sub. Bonds		6.13	12/15/2022	510,000		547,022
Silverstone Master Issuer, Ser. 2019-1A, Cl. 2A, 3 Month SONIO +.75%	GBP	1.24	1/21/2070	1,387,000	[b,c]	1,733,339
Silverstone Master Issuer, Ser. 2020-1A, Cl. 1A, 3 Month SONIO +.47%	GBP	0.96	1/21/2070	1,150,000	[b,c]	1,433,697
United Kingdom, Bonds	GBP	1.50	7/22/2047	1,165,000		1,812,688
United Kingdom, Bonds	GBP	3.50	1/22/2045	11,175,000		23,497,560
Vodafone Group, Jr. Sub. Bonds	EUR	3.10	1/3/2079	771,000		837,697
					40,579,754
United States - 22.3%
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/2024	380,000		431,742
AbbVie, Sr. Unscd. Notes		2.95	11/21/2026	425,000	[c]	450,613
AbbVie, Sr. Unscd. Notes		4.25	11/21/2049	500,000	[c]	580,144
Air Products & Chemicals, Sr. Unscd. Notes	EUR	0.50	5/5/2028	1,025,000		1,119,034
Air Products & Chemicals, Sr. Unscd. Notes	EUR	0.80	5/5/2032	275,000		299,680
American Electric Power, Sr. Unscd. Notes		3.25	3/1/2050	850,000		868,564
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	1,220,607	[c]	1,277,387
Anheuser-Busch InBev Worldwide, Gtd. Notes		4.00	4/13/2028	1,100,000		1,218,807
AT&T, Sr. Unscd. Notes	EUR	0.25	3/4/2026	1,000,000		1,058,220

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.0% (continued)
United States - 22.3% (continued)
AT&T, Sr. Unscd. Notes	EUR	1.80	9/14/2039	800,000		854,263
BBCMS Mortgage Trust, Ser. 2019-BWAY, Cl. A, 1 Month LIBOR +.96%		1.77	11/25/2034	1,250,000	[b,c]	1,199,952
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2005-PW10, Cl. AJ		5.78	12/11/2040	612,372		612,196
Berkshire Hathaway, Sr. Unscd. Notes	EUR	0.00	3/12/2025	2,250,000		2,428,573
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%		1.88	12/15/2037	1,700,000	[b,c]	1,652,472
Cameron LNG, Sr. Scd. Notes		2.90	7/15/2031	1,625,000	[c]	1,576,308
CarMax Auto Owner Trust, Ser. 2018-1, Cl. D		3.37	7/15/2024	365,000		351,276
Carrier Global, Sr. Unscd. Notes		2.49	2/15/2027	1,050,000	[c]	1,004,603
Carrier Global, Sr. Unscd. Notes		2.72	2/15/2030	350,000	[c]	329,036
CCO Holdings, Sr. Unscd. Notes		4.50	8/15/2030	865,000	[c]	873,390
Centene, Sr. Unscd. Notes		3.38	2/15/2030	275,000	[c]	278,259
CenturyLink, Sr. Scd. Notes		4.00	2/15/2027	160,000	[c]	156,200
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. A, 1 Month LIBOR +.95%		1.76	11/15/2036	1,075,000	[b,c]	996,958
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		2.31	6/15/2034	871,240	[b,c]	771,428
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		3.70	11/15/2029	1,850,000	[c]	1,705,483
Cigna, Sr. Unscd. Notes		3.40	3/15/2050	1,500,000		1,562,404
Comcast, Gtd. Notes	EUR	0.75	2/20/2032	2,400,000		2,598,783
Comcast, Gtd. Notes		2.65	2/1/2030	550,000		586,396
Concho Resources, Gtd. Notes		3.75	10/1/2027	1,075,000		1,049,625
Consumer Loan Underlying Bond CLUB Credit Trust, Ser. 2019-P2, Cl. A		2.47	10/15/2026	585,639	[c]	578,949
CVS Health, Sr. Unscd. Notes		5.05	3/25/2048	450,000		568,163
CyrusOne, Gtd. Notes	EUR	1.45	1/22/2027	2,475,000		2,469,056
CyrusOne, Gtd. Notes		2.90	11/15/2024	225,000		220,861
CyrusOne, Gtd. Notes		3.45	11/15/2029	650,000		623,415
Danaher, Sr. Unscd. Notes	EUR	2.50	3/30/2030	375,000		469,721
Dell Equipment Finance Trust, Ser. 2018-2, Cl. C		3.72	10/22/2023	1,300,000	[c]	1,325,448
Dell International, Sr. Scd. Notes		6.02	6/15/2026	700,000	[c]	758,687
Diamondback Energy, Gtd. Notes		2.88	12/1/2024	1,285,000		1,178,016
Diamondback Energy, Gtd. Notes		5.38	5/31/2025	650,000		621,608

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.0% (continued)
United States - 22.3% (continued)
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	1,275,000		1,471,308
Drive Auto Receivables Trust, Ser. 2019-4, Cl. B		2.23	1/16/2024	925,000		926,407
DT Auto Owner Trust, Ser. 2019-4A, Cl. B		2.36	1/16/2024	975,000	[c]	969,948
Edison International, Sr. Unscd. Notes		4.13	3/15/2028	540,000		565,375
Elanco Animal Health, Sr. Unscd. Notes		5.65	8/28/2028	775,000		862,187
Energy Transfer Operating, Gtd. Notes		4.20	4/15/2027	600,000		566,971
Energy Transfer Operating, Gtd. Notes		5.25	4/15/2029	685,000		699,037
Energy Transfer Operating, Jr. Sub. Debs., Ser. A		6.25	2/15/2023	680,000		477,187
Energy Transfer Operating, Jr. Sub. Debs., Ser. F		6.75	5/15/2025	260,000		198,250
Enterprise Fleet Financing, Ser. 2019-3, Cl. A3		2.19	5/20/2025	1,440,000	[c]	1,441,904
Enterprise Products Operating, Gtd. Notes		2.80	1/31/2030	1,150,000		1,135,650
EQT, Sr. Unscd. Notes		3.00	10/1/2022	1,555,000	[e]	1,475,306
Federal National Mortgage Association, Ser. 2017-T1, Cl. A		2.90	6/25/2027	1,995,834		2,165,841
Fidelity National Information Services, Sr. Unscd. Notes	EUR	1.50	5/21/2027	2,195,000		2,490,212
FirstEnergy, Sr. Unscd. Notes		2.05	3/1/2025	250,000		251,057
FirstEnergy, Sr. Unscd. Notes		2.65	3/1/2030	1,150,000		1,172,066
Genesis Energy, Gtd. Notes		7.75	2/1/2028	799,000		681,667
HCA, Gtd. Notes		3.50	9/1/2030	348,000		332,547
HCA, Gtd. Notes		5.88	2/1/2029	435,000		499,793
Healthcare Trust of America Holdings, Gtd. Notes		3.10	2/15/2030	730,000		676,254
Healthcare Trust of America Holdings, Gtd. Notes		3.50	8/1/2026	640,000		641,117
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. A, 1 Month LIBOR +.70%		1.51	1/15/2033	1,075,000	[b,c]	989,909
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. B, 1 Month LIBOR +1.05%		1.86	1/15/2033	725,000	[b,c]	660,180
Invitation Homes Trust, Ser. 2018-SFR4, Cl. A, 1 Month LIBOR +1.10%		1.85	1/17/2038	1,692,829	[b,c]	1,662,238

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.0% (continued)
United States - 22.3% (continued)
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS, 3 Month LIBOR +.90%		2.58	11/25/2036	364,043	[b]	362,525
Kinder Morgan, Gtd. Notes		4.30	6/1/2025	575,000		615,352
Kraft Heinz Foods, Gtd. Notes		4.63	1/30/2029	525,000		553,514
Kraft Heinz Foods, Gtd. Notes		4.88	10/1/2049	255,000	[c]	254,306
Lamar Media, Gtd. Notes		3.75	2/15/2028	1,150,000	[c]	1,065,906
Long Beach Mortgage Loan Trust, Ser. 2004-1, Cl. M2, 1 Month LIBOR +.83%		1.31	2/25/2034	377,475	[b]	371,690
Marsh & McLennan, Sr. Unscd. Bonds	EUR	1.98	3/21/2030	2,190,000		2,467,526
MGM Growth Properties Operating Partnership, Gtd. Notes		5.75	2/1/2027	775,000		787,129
Pepsico, Sr. Unscd. Notes	EUR	0.50	5/6/2028	3,375,000		3,695,313
Plains All American Pipeline, Sr. Unscd. Notes		3.55	12/15/2029	1,680,000		1,441,331
Prologis, Sr. Unscd. Notes		2.13	4/15/2027	250,000		252,594
Prologis, Sr. Unscd. Notes		2.25	4/15/2030	800,000		803,544
Raytheon Technologies, Sr. Unscd. Bonds	EUR	2.15	5/18/2030	1,950,000		2,341,732
Raytheon Technologies, Sr. Unscd. Notes		4.13	11/16/2028	285,000		331,037
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/2024	560,000	[c]	564,704
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	1,675,000	[c]	1,718,758
SCF Equipment Leasing, Ser. 2019-1A, Cl. A2		3.23	10/20/2024	800,000	[c]	770,254
Southern California Edison, First Mortgage Bonds		2.85	8/1/2029	1,250,000		1,293,078
Southern California Edison, First Mortgage Bonds		3.65	2/1/2050	1,075,000		1,167,564
Southern Copper, Sr. Unscd. Notes		5.88	4/23/2045	465,000		524,595
Springleaf Funding Trust, Ser. 2016-AA, Cl. A		2.90	11/15/2029	282,072	[c]	281,822
Sprint Communications, Sr. Unscd. Notes		7.00	8/15/2020	530,000		536,174
Sprint Spectrum, Sr. Scd. Notes		4.74	3/20/2025	1,725,000	[c]	1,828,155
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%		1.76	1/17/2035	2,431,867	[b,c]	2,393,545
Steel Dynamics, Sr. Unscd. Notes		3.45	4/15/2030	475,000		452,663
Sunoco Logistics Partners Operations, Gtd. Notes		4.00	10/1/2027	1,180,000		1,106,948
Targa Resources Partners, Gtd. Bonds		5.13	2/1/2025	595,000		539,219

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.0% (continued)
United States - 22.3% (continued)
The AES, Sr. Unscd. Notes		5.13	9/1/2027	80,000		83,772
The AES, Sr. Unscd. Notes		6.00	5/15/2026	340,000		357,119
The Boeing Company, Sr. Unscd. Notes		3.20	3/1/2029	325,000		285,639
The Estee Lauder Companies, Sr. Unscd. Notes		2.00	12/1/2024	85,000		87,706
The Procter & Gamble Company, Sr. Unscd. Notes	EUR	2.00	11/5/2021	2,100,000		2,365,454
The Sherwin-Williams Company, Sr. Unscd. Notes		2.30	5/15/2030	465,000		462,973
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A		2.75	3/17/2038	1,565,000	[c]	1,608,736
U.S. Treasury Notes		1.50	2/15/2030	2,245,000		2,427,757
United Rentals North America, Gtd. Notes		4.00	7/15/2030	850,000		803,802
UnitedHealth Group, Sr. Unscd. Notes		2.88	8/15/2029	495,000		535,344
VICI Properties, Gtd. Notes		3.50	2/15/2025	171,000	[c]	161,116
Western Midstream Operating, Sr. Unscd. Notes		3.10	2/1/2025	275,000		252,313
Western Midstream Operating, Sr. Unscd. Notes		4.05	2/1/2030	1,650,000		1,513,875
Western Midstream Operating, Sr. Unscd. Notes		4.65	7/1/2026	940,000		836,600
Xcel Energy, Sr. Unscd. Notes		3.50	12/1/2049	1,000,000		1,100,779
					101,122,094
Total Bonds and Notes (cost $432,343,021)				431,790,024
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)
Options Purchased - .0%
Put Options - .0%
Russian Ruble, Contracts 11,400,000 Citigroup (cost $110,415)		62.50	7/28/2020	11,400,000		5,841
Description	Annualized Yield (%)		Maturity Date	Principal Amount ($)
Short-Term Investments - 1.5%
U.S. Government Securities
U.S. Treasury Bills (cost $6,590,813)		0.13	7/30/2020	6,593,000	[f,g]	6,591,455

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,549,982)	0.33	9,549,982	[h] 9,549,982

Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,886,500)	0.33	1,886,500	[h] 1,886,500
Total Investments (cost $450,480,731)		99.0%	449,823,802
Cash and Receivables (Net)		1.0%	4,667,737
Net Assets		100.0%	454,491,539

BBSW—Bank Bill Swap Rate

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

SONIO—Sterling Overnight Index Average

AUD—Australian Dollar

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

MYR—Malaysian Ringgit

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

a Amount stated in U.S. Dollars unless otherwise noted above.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, these securities were valued at $108,176,944 or 23.8% of net assets.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Security, or portion thereof, on loan. At April 30, 2020, the value of the fund’s securities on loan was $1,920,559 and the value of the collateral was $1,934,471, consisting of cash collateral of $1,886,500 and U.S. Government & Agency securities valued at $47,971.

f Held by a counterparty for open exchange traded derivative contracts.

g Security is a discount security. Income is recognized through the accretion of discount.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	50.8
Energy	5.7
Banks	5.1
Commercial Mortgage Pass-Through Ctfs.	4.0
Utilities	3.6
Telecommunication Services	3.2
Health Care	3.1
Real Estate	3.0
Investment Companies	2.5
Asset-Backed Ctfs./Auto Receivables	2.0
U.S. Treasury Securities	2.0
Insurance	1.6
Diversified Financials	1.4
Metals & Mining	1.2
Beverage Products	1.1
Supranational Bank	1.0
Media	.9
Asset-Backed Certificates	.7
Aerospace & Defense	.7
Collateralized Loan Obligations Debt	.6
Agriculture	.6
Information Technology	.6
Consumer Staples	.5
U.S. Government Agencies Mortgage-Backed	.5
Commercial & Professional Services	.5
Chemicals	.4
Asset-Backed Ctfs./Credit Cards	.3
Building Materials	.3
Advertising	.2
Food Products	.2
Technology Hardware & Equipment	.2
Retailing	.2
Materials	.1
Forest Products & Other	.1
Asset-Backed Ctfs./Student Loans	.1
Options Purchased	.0
99.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19 ($)	Purchases ($)	Sales ($)	Value 4/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	10,131,495	199,600,114	(200,181,627)	9,549,982	2.1	47,357
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,006,155	16,602,302	(17,721,957)	1,886,500.4		-
Total	13,137,650	216,202,416	(217,903,584)	11,436,482	2.5	47,357

See notes to financial statements.

STATEMENT OF FUTURES
April 30, 2020 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	122	6/15/2020	11,825,379[a]	11,833,664	8,285
Australian 3 Year Bond	125	6/15/2020	9,526,125[a]	9,544,619	18,494
Canadian 10 year Bond	202	6/19/2020	20,430,344[a]	21,679,500	1,249,156
Euro 30 Year Bond	18	6/8/2020	4,191,573[a]	4,323,786	132,213
Euro BTP Italian Government Bond	74	6/8/2020	10,862,451[a]	11,239,476	377,025
Japanese 10 Year Bond	19	6/15/2020	26,926,128[a]	27,051,298	125,170
U.S. Treasury Long Bond	5	6/19/2020	890,320	905,156	14,836
Futures Short
Euro-Bobl	36	6/8/2020	5,339,259[a]	5,363,309	(24,050)
Euro-Bond	308	6/8/2020	58,367,687[a]	58,873,928	(506,241)
Long Gilt	135	6/26/2020	22,814,199[a]	23,413,475	(599,276)
Long Term French Government Future	5	6/8/2020	906,178[a]	925,062	(18,884)
U.S. Treasury 10 Year Notes	94	6/19/2020	12,958,058	13,071,875	(113,817)
U.S. Treasury Ultra Long Bond	5	6/19/2020	1,101,915	1,123,906	(21,991)
Gross Unrealized Appreciation				1,925,179
Gross Unrealized Depreciation				(1,284,259)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.
See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
Swedish Krona	97,385,000	United States Dollar	9,724,434	5/29/2020	260,567
Japanese Yen	6,478,380,000	United States Dollar	60,305,008	5/29/2020	86,226
Citigroup
Czech Koruna	26,540,000	United States Dollar	1,031,441	6/17/2020	42,409
Canadian Dollar	9,215,000	United States Dollar	6,548,442	5/29/2020	71,981
United States Dollar	443,298	Euro	407,648	5/4/2020	(3,454)
Nigerian Naira	650,000,000	United States Dollar	1,752,919	5/12/2020	(92,618)
United States Dollar	1,091,175	Nigerian Naira	441,500,000	5/12/2020	(36,552)
Euro	410,000	United States Dollar	446,066	5/29/2020	3,481
South Korean Won	13,554,405,000	United States Dollar	11,165,998	6/17/2020	(32,468)
United States Dollar	6,661,464	Norwegian Krone	70,595,000	5/29/2020	(230,226)
Goldman Sachs
United States Dollar	3,502,828	Australian Dollar	5,415,000	5/29/2020	(26,209)
HSBC
Euro	3,372,097	United States Dollar	3,667,090	5/6/2020	28,599
Japanese Yen	96,630,000	United States Dollar	901,879	5/29/2020	(1,097)
Chinese Yuan Renminbi	54,580,000	United States Dollar	7,667,884	5/13/2020	40,761
United States Dollar	2,347,092	Singapore Dollar	3,395,000	6/17/2020	(60,930)
United States Dollar	3,666,492	Euro	3,370,000	5/29/2020	(28,567)
J.P. Morgan Securities
Egyptian Pound	28,000,000	United States Dollar	1,759,053	5/28/2020	(1,006)
United States Dollar	1,698,925	Egyptian Pound	28,000,000	5/28/2020	(59,122)
Euro	15,405,000	United States Dollar	16,681,867	5/29/2020	209,048
United States Dollar	1,397,227	Euro	1,290,000	5/29/2020	(17,202)
British Pound	2,330,000	United States Dollar	2,892,844	5/29/2020	42,115

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
J.P. Morgan Securities (continued)
United States Dollar	4,047,384	Thai Baht	132,910,000	6/17/2020	(60,590)
Indian Rupee	291,700,000	United States Dollar	3,804,121	6/17/2020	60,812
Swiss Franc	12,330,000	United States Dollar	12,668,073	5/29/2020	115,985
Euro	1,294,625	United States Dollar	1,401,529	5/5/2020	17,305
Indonesian Rupiah	60,716,620,000	United States Dollar	3,652,127	6/17/2020	403,913
United States Dollar	523,540	Nigerian Naira	208,500,000	5/12/2020	(9,033)
Merrill Lynch, Pierce, Fenner & Smith
Euro	510,000	United States Dollar	558,942	5/29/2020	251
Japanese Yen	101,740,000	United States Dollar	946,091	5/29/2020	2,326
New Zealand Dollar	8,620,000	United States Dollar	5,193,093	5/29/2020	93,876
Danish Krone	15,330,000	United States Dollar	2,219,907	5/29/2020	32,610
British Pound	19,270,000	United States Dollar	23,890,310	5/29/2020	382,937
United States Dollar	569,116	Euro	519,518	5/5/2020	(246)
Morgan Stanley
Polish Zloty	20,000,000	United States Dollar	4,810,098	6/17/2020	9,123
Mexican Peso	120,000,000	United States Dollar	4,832,163	6/17/2020	108,530
United States Dollar	3,718,292	Indian Rupee	291,700,000	6/17/2020	(146,641)
United States Dollar	4,490,970	Malaysian Ringgit	19,895,000	6/17/2020	(126,103)
Chinese Yuan Renminbi	99,750,000	United States Dollar	13,954,953	6/17/2020	184,561
United States Dollar	1,558,839	Euro	1,440,000	5/29/2020	(20,059)
UBS Securities
Mexican Peso	50,000,000	United States Dollar	1,989,311	6/17/2020	69,311
Hungarian Forint	363,940,000	United States Dollar	1,109,878	6/17/2020	20,771
Canadian Dollar	2,340,000	United States Dollar	1,680,880	5/29/2020	269
Gross Unrealized Appreciation					2,287,767
Gross Unrealized Depreciation					(952,123)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
April 30, 2020 (Unaudited)

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - 3 Month Libor	USD Fixed at 2.482	1/10/21	26,600,000	(534,611)
NZD Fixed at 1.61	NZD - 3 Month Bank Bill	12/16/29	6,134,500	526,310
NZD Fixed at 1.03375	NZD - 3 Month Bank Bill	10/25/24	12,483,707	398,312
USD - 3 Month Libor	USD Fixed at 2.026	11/14/49	11,110,000	(3,726,465)
Gross Unrealized Appreciation				924,622
Gross Unrealized Depreciation				(4,261,076)

NZD—New Zealand Dollar

USD—United States Dollar

See notes to financial statements.

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation)($)
Sold Contracts:[2]
Markit CDX North America Investment Grade Index Series 34 Received Fixed Rate of 1.00 3 Month	6/20/25	4,700,000	34,574	(27,613)	62,187
Markit iTraxx Europe Senior Subordinate Financial Index Series 33 Received Fixed Rate of 1.00 3 Month	6/20/25	2,454,704	(138,724)	(175,492)	36,768
Markit CDX North America High Yield Index Series 34 Received Fixed Rate of 5.00 3 Month	6/20/25	18,800,000	(903,373)	(1,102,040)	198,667
Markit iTraxx Europe Senior Subordinate Financial Index Series 33 Received Fixed Rate of 1.00 3 Month	6/20/25	2,438,266	(137,796)	(117,632)	(20,164)
Gross Unrealized Appreciation				480,802
Gross Unrealized Depreciation				(203,344)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,920,559)—Note 1(c):
Unaffiliated issuers	439,044,249	438,387,320
Affiliated issuers	11,436,482	11,436,482
Cash		440,092
Cash denominated in foreign currency	2,686,623	2,599,450
Cash collateral held by broker—Note 4		5,140,775
Receivable for investment securities sold		4,023,618
Dividends, interest and securities lending income receivable		2,328,658
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,287,767
Receivable for shares of Beneficial Interest subscribed		252,602
Receivable for swap variation margin—Note 4		46,961
Prepaid expenses		57,374
		467,001,099
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		234,770
Payable for investment securities purchased		7,643,294
Liability for securities on loan—Note 1(c)		1,886,500
Payable for shares of Beneficial Interest redeemed		1,152,230
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		952,123
Payable for futures variation margin—Note 4		477,248
Trustees’ fees and expenses payable		13,202
Interest payable—Note 2		45
Other accrued expenses		150,148
		12,509,560
Net Assets ($)		454,491,539
Composition of Net Assets ($):
Paid-in capital		648,202,229
Total distributable earnings (loss)		(193,710,690)
Net Assets ($)		454,491,539

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	45,351,458	11,309,591	327,880,997	69,949,493
Shares Outstanding	3,229,077	833,857	23,000,147	4,901,755
Net Asset Value Per Share ($)	14.04	13.56	14.26	14.27

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Interest	5,613,579
Dividends from affiliated issuers	47,357
Income from securities lending—Note 1(c)	6,504
Total Income	5,667,440
Expenses:
Management fee—Note 3(a)	1,374,664
Shareholder servicing costs—Note 3(c)	491,163
Distribution fees—Note 3(b)	52,265
Custodian fees—Note 3(c)	52,206
Professional fees	48,858
Registration fees	43,893
Trustees’ fees and expenses—Note 3(d)	32,334
Prospectus and shareholders’ reports	21,459
Loan commitment fees—Note 2	6,713
Chief Compliance Officer fees—Note 3(c)	6,707
Interest expense—Note 2	118
Miscellaneous	16,156
Total Expenses	2,146,536
Less—reduction in expenses due to undertaking—Note 3(a)	(149,779)
Net Expenses	1,996,757
Investment Income—Net	3,670,683
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,105,301)
Net realized gain (loss) on options transactions	(940,614)
Net realized gain (loss) on futures	1,383,295
Net realized gain (loss) on swap agreements	(15,172,391)
Net realized gain (loss) on forward foreign currency exchange contracts	(3,672,014)
Net Realized Gain (Loss)	(20,507,025)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(23,007,857)
Net change in unrealized appreciation (depreciation) on options transactions	(114,015)
Net change in unrealized appreciation (depreciation) on futures	828,124
Net change in unrealized appreciation (depreciation) on swap agreements	1,199,593
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	117,296
Net Change in Unrealized Appreciation (Depreciation)	(20,976,859)
Net Realized and Unrealized Gain (Loss) on Investments	(41,483,884)
Net (Decrease) in Net Assets Resulting from Operations	(37,813,201)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	3,670,683	14,554,347
Net realized gain (loss) on investments	(20,507,025)	(36,881,109)
Net change in unrealized appreciation (depreciation) on investments	(20,976,859)	63,306,626
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,813,201)	40,979,864
Distributions ($):
Distributions to shareholders:
Class A	-	(1,468,334)
Class C	-	(647,808)
Class I	-	(19,092,774)
Class Y	-	(2,506,636)
Total Distributions	-	(23,715,552)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	6,954,118	18,899,379
Class C	131,501	616,944
Class I	47,869,024	151,634,904
Class Y	9,615,988	18,241,222
Distributions reinvested:
Class A	-	1,381,813
Class C	-	516,170
Class I	-	16,174,910
Class Y	-	2,318,525
Cost of shares redeemed:
Class A	(13,682,901)	(23,251,411)
Class C	(4,603,537)	(15,828,122)
Class I	(169,233,501)	(519,915,317)
Class Y	(12,895,582)	(34,287,040)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(135,844,890)	(383,498,023)
Total Increase (Decrease) in Net Assets	(173,658,091)	(366,233,711)
Net Assets ($):
Beginning of Period	628,149,630	994,383,341
End of Period	454,491,539	628,149,630

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	484,462	1,279,053
Shares issued for distributions reinvested	-	96,372
Shares redeemed	(927,875)	(1,573,712)
Net Increase (Decrease) in Shares Outstanding	(443,413)	(198,287)
Class Ca
Shares sold	9,062	43,390
Shares issued for distributions reinvested	-	36,981
Shares redeemed	(324,053)	(1,102,515)
Net Increase (Decrease) in Shares Outstanding	(314,991)	(1,022,144)
Class Ia
Shares sold	3,217,262	10,237,031
Shares issued for distributions reinvested	-	1,114,315
Shares redeemed	(11,588,774)	(34,999,471)
Net Increase (Decrease) in Shares Outstanding	(8,371,512)	(23,648,125)
Class Y
Shares sold	670,493	1,222,649
Shares issued for distributions reinvested	-	159,842
Shares redeemed	(880,813)	(2,310,948)
Net Increase (Decrease) in Shares Outstanding	(210,320)	(928,457)

[a] During the period ended April 30, 2020, 1,226 Class C shares representing $17,738 were automatically converted to 1,187 Class A shares and 52 Class A shares representing $781 were exchanged for 52 Class I shares. During the period ended October 31, 2019, 1,135 Class C shares representing $16,121 were automatically converted for 1,104 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2020		Year Ended October 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.04	14.68	16.09	15.35	15.38	16.75
Investment Operations:
Investment income—net[a]	.07	.23	.41	.25	.19	.31
Net realized and unrealized gain (loss) on investments	(1.07)	.51	(1.17)	.54	.30	(1.03)
Total from Investment Operations	(1.00)	.74	(.76)	.79	.49	(.72)
Distributions:
Dividends from Investment income—net	-	(.38)	(.65)	(.05)	(.52)	(.65)
Net asset value, end of period	14.04	15.04	14.68	16.09	15.35	15.38
Total Return (%)[b]	(6.65)[c]	5.10	(4.90)	5.16	3.38	(4.45)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.63d	1.41	1.29	1.35	1.23	1.12
Ratio of net expenses to average net assets	1.02[d]	1.02	1.02	1.35	1.23	1.12
Ratio of net investment income to average net assets	1.02[d]	1.53	2.59	1.64	1.27	1.93
Portfolio Turnover Rate	67.04[c]	107.73	95.31	118.36	126.57	216.56
Net Assets, end of period ($ x 1,000)	45,351	55,243	56,842	73,657	135,947	215,337

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2020		Year Ended October 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.58	14.28	15.67	14.97	15.05	16.39
Investment Operations:
Investment income—net[a]	.03	.13	.31	.18	.11	.20
Net realized and unrealized gain (loss) on investments	(1.05)	.50	(1.14)	.53	.29	(1.01)
Total from Investment Operations	(1.02)	.63	(.83)	.71	.40	(.81)
Distributions:
Dividends from investment income—net	-	(.33)	(.56)	(.01)	(.48)	(.53)
Net asset value, end of period	13.56	14.58	14.28	15.67	14.97	15.05
Total Return (%)[b]	(7.00)[c]	4.51	(5.56)	4.74	2.78	(5.09)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.70[d]	1.68	1.65	1.79	1.78	1.77
Ratio of net expenses to average net assets	1.70[d]	1.68	1.65	1.79	1.78	1.77
Ratio of net investment income to average net assets	.38[d]	.94	1.99	1.20	.71	1.29
Portfolio Turnover Rate	67.04[c]	107.73	95.31	118.36	126.57	216.56
Net Assets, end of period ($ x 1,000)	11,310	16,745	31,007	38,224	52,516	69,609

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2020		Year Ended October 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.24	14.85	16.28	15.48	15.48	16.86
Investment Operations:
Investment income—net[a]	.10	.29	.49	.35	.27	.38
Net realized and unrealized gain (loss) on investments	(1.08)	.50	(1.18)	.54	.29	(1.04)
Total from Investment Operations	(.98)	.79	(.69)	.89	.56	(.66)
Distributions:
Dividends from Investment income—net	-	(.40)	(.74)	(.09)	(.56)	(.72)
Net asset value, end of period	(14.26	15.24	14.85	16.28	15.48	15.48
Total Return (%)	(6.50)[b]	5.49	(4.53)	5.73	3.90	(4.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68[c]	.66	.63	.75	.75	.74
Ratio of net expenses to average net assets	.68[c]	.66	.63	.75	.75	.74
Ratio of net investment income to average net assets	1.38[c]	1.94	3.09	2.23	1.74	2.32
Portfolio Turnover Rate	67.04[b]	107.73	95.31	118.36	126.57	216.56
Net Assets, end of period ($ x 1,000)	327,881	478,195	816,809	657,117	699,253	818,322

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2020		Year Ended October 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.25	14.85	16.29	15.49	15.48	16.86
Investment Operations:
Investment income—net[a]	.11	.30	.50	.37	.28	.39
Net realized and unrealized gain (loss) on investments	(1.09)	.52	(1.19)	.53	.30	(1.03)
Total from Investment Operations	(.98)	.82	(.69)	.90	.58	(.64)
Distributions:
Dividends from Investment income—net	-	(.42)	(.75)	(.10)	(.57)	(.74)
Net asset value, end of period	14.27	15.25	14.85	16.29	15.49	15.48
Total Return (%)	(6.43)[b]	5.65	(4.52)	5.85	3.94	(3.98)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59[c]	.57	.56	.68	.67	.67
Ratio of net expenses to average net assets	.59[c]	.57	.56	.68	.67	.67
Ratio of net investment income to average net assets	1.44[c]	1.99	3.14	2.30	1.82	2.39
Portfolio Turnover Rate	67.04[b]	107.73	95.31	118.36	126.57	216.56
Net Assets, end of period ($ x 1,000)	69,949	77,966	89,726	72,325	30,875	31,290

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Bond Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Trust’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed	-	14,395,988	-	14,395,988
Collateralized Loan Obligations	-	2,616,447		2,616,447
Commercial Mortgage-Backed	-	18,262,540	-	18,262,540

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	161,252,367	-	161,252,367
Foreign Governmental	-	230,669,084	-	230,669,084
Investment Companies	11,436,482	-	-	11,436,482
U.S. Government Agencies Mortgage-Backed	-	2,165,841	-	2,165,841
U.S. Treasury Securities	-	9,019,212	-	9,019,212
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	2,287,767	-	2,287,767
Futures††	1,925,179	-	-	1,925,179
Options Purchased	-	5,841	-	5,841
Swaps Agreements††	-	1,405,424	-	1,405,424
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(952,123)	-	(952,123)
Futures††	(1,284,259)	-	-	(1,284,259)
Swaps Agreements††	-	(4,464,420)	-	(4,464,420)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2020, The Bank of New York Mellon earned $1,355 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of a CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLOs securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $171,484,544 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2019. The fund has $100,999,752 of short-term capital losses and $70,484,792 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $23,715,552. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2020 was approximately $10,999 with a related weighted average annualized interest rate of 2.15%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust has agreed to pay the Adviser a management fee computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the Class A shares of the fund, so that the expenses of such Class A shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowing and extraordinary expenses) do not exceed .77% of the value of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $149,779 during the period ended April 30, 2020.

During the period ended April 30, 2020, the Distributor retained $691 from commissions earned on sales of the fund’s Class A shares and $203 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2020, Class C shares were charged $52,265 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $61,688 and $17,421, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $18,308 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2020, the fund was charged $52,206 pursuant to the custody agreement.

During the period ended April 30, 2020, the fund was charged $6,707 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $187,886, Distribution Plan fees of $6,917, Shareholder Services Plan fees of $11,430, custodian fees of $36,000, Chief Compliance Officer fees of $4,438 and transfer agency fees of $6,973, which are offset against an expense reimbursement currently in effect in the amount of $18,874.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended April 30, 2020, amounted to $354,618,822 and $501,878,026, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2020 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies and interest rate, or as a substitute for an investment. The fund is subject to market risk , currency risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At April 30, 2020, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at April 30, 2020 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Credit default swaps open at April 30, 2020 are set forth in the Statement of Swap Agreements.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2020 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	2,849,801	[1,2]	Interest rate risk	(5,545,335)	[1,2]
Foreign exchange risk	2,293,608	[3,4]	Foreign exchange risk	(952,123)	[4]
Credit risk	480,802	[2]	Credit risk	(203,344)	[2]
Gross fair value of derivative contracts	5,624,211			(6,700,802)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

[2] Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2020 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	1,383,295		74,837		-		(12,901,776)		(11,443,644)
Foreign exchange	-		(1,015,451)		(3,672,014)		-		(4,687,465)
Credit	-		-		-		(2,270,615)		(2,270,615)
Total	1,383,295		(940,614)		(3,672,014)		(15,172,391)		(18,401,724)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	828,124		-		-		999,696		1,827,820
Foreign exchange	-		(114,015)		117,296		-		3,281
Credit	-		-		-		199,897		199,897
Total	828,124		(114,015)		117,296		1,199,593		2,030,998

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net realized gain (loss) on swap agreements.
[5] Net change in unrealized appreciation (depreciation) on futures.
[6] Net change in unrealized appreciation (depreciation) on options transactions.
[7] Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8] Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,925,179	(1,284,259)
Options	5,841	-
Forward contracts	2,287,767	(952,123)
Swaps	1,405,424	(4,464,420)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	5,624,211	(6,700,802)
Derivatives not subject to
Master Agreements	(3,330,603)	5,748,679
Total gross amount of assets
and liabilities subject to
Master Agreements	2,293,608	(952,123)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2020:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	346,793		-	(346,793)		-
Citigroup	123,712		(123,712)	-		-
HSBC	69,360		(69,360)	-		-
J.P. Morgan Securities	849,178		(146,953)	(702,225)		-
Merrill Lynch, Pierce, Fenner & Smith	512,000		(246)	(511,754)		-
Morgan Stanley	302,214		(292,803)	(9,411)		-
UBS Securities	90,351		-	(90,351)		-
Total	2,293,608		(633,074)	(1,660,534)		-

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup	(395,318)		123,712	271,606		-
Goldman Sachs	(26,209)		-	26,209		-
HSBC	(90,594)		69,360	-		(21,234)
J.P. Morgan Securities	(146,953)		146,953	-		-
Merrill Lynch, Pierce, Fenner & Smith	(246)		246	-		-
Morgan Stanley	(292,803)		292,803	-		-
Total	(952,123)		633,074	297,815		(21,234)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2020:

Average Market Value ($)
Interest rate futures	204,459,759
Interest rate options contracts	39,621
Foreign currency options contracts	423,793
Forward contracts	395,354,022

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2020:

Average Notional Value ($)
Interest rate swap agreements	172,048,640
Credit default swap agreements	14,293,282

At April 30, 2020, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $1,739,361, consisting of $15,100,303 gross unrealized appreciation and $16,839,664 gross unrealized depreciation.

At April 30, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 26-27, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional international income and global income funds (the “Performance Group”) and with a broader group of all retail and institutional international income and global income funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional international income and global income funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was below the Performance Group median for six of the ten one-year periods and above the Performance Universe median for five of the ten one-year periods ended December 31th. The Board considered the relative proximity of the fund’s total return and yield performance to the relevant Performance Group and/or Performance Universe median in certain periods when performance was below median. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain of the periods under review and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee (lowest in the Expense Group), and that the fund’s actual management fee was equal to the Expense Group median and slightly lower than the Expense Universe median actual management fee. This information also showed that the fund’s total expenses were lower than the Expense Group and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .77% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser, or the primary employer of the fund’s primary portfolio managers that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no funds advised or administered by the Adviser that are in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• Noting the relative proximity of the fund’s total return and yield performance to the relevant Performance Group and/or Performance Universe median in certain periods when performance was below median, the Board agreed to continue to closely monitor performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

NOTES

For More Information

BNY Mellon International Bond Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DIBAX Class C: DIBCX Class I: DIBRX Class Y: DIBYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6091SA0420

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      June 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      June 25, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      June 25, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)